ROCHDALE INVESTMENT TRUST

PROSPECTUS
May 1, 2006

As Supplemented May 19, 2006

Rochdale Large Growth Portfolio	a large-cap growth domestic equity fund

Rochdale Large Value Portfolio	a large-cap value domestic equity fund

Rochdale Mid/Small Growth Portfolio	a mid- and small-cap growth domestic equity fund

Rochdale Mid/Small Value Portfolio	a mid- and small-cap value domestic equity fund

Rochdale Atlas Portfolio	a foreign equity fund

Rochdale Dividend & Income Portfolio	an equity and income fund

Rochdale Intermediate Fixed Income Portfolio	a domestic corporate and government bond fund

Rochdale Darwin Portfolio	a health care sector concentrated equity fund

Each of the Portfolios (collectively, the “Portfolio”) of Rochdale Investment Trust (the “Trust”) is
managed by Rochdale Investment Management (the “Advisor”).

This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

An Overview Of Each Portfolio	3
Rochdale Large Growth Portfolio	3
Rochdale Large Value Portfolio	4
Rochdale Mid/Small Growth Portfolio	5
Rochdale Mid/Small Value Portfolio	6
Rochdale Atlas Portfolio	7
Rochdale Dividend & Income Portfolio	8
Rochdale Intermediate Fixed Income Portfolio	9
Rochdale Darwin Portfolio	10
Performance	11
Fees And Expenses	15
Investment Goals And Principal Investment Strategies	17
Principal Risks Of Investing In The Portfolios	25
Portfolio Holdings Information	27
Investment Advisor	27
Shareholder Information	28
Pricing Of Portfolio Shares	33
Dividends And Distributions	34
Tax Consequences	34
Distribution Agreements	35
Financial Highlights	36
Privacy Notice	44

Introduction.

Rochdale Investment Trust (the “Trust”) currently consists of eight separate series of shares (each a “Portfolio”). Rochdale Investment Management LLC (“Advisor”) serves as the investment advisor for the Trust and is responsible for day-to-day investment decisions for each of the Portfolios. The Trust is a registered management investment company and, in accordance with applicable regulations, each Portfolio is managed as a separate mutual fund in accordance with separate investment objectives and policies. Each Portfolio is currently authorized to issue a single class of shares (designated as Class A shares) at a public offering price which may include a sales charge. Depending on the investments made by an individual Portfolio and the investment strategies and techniques used by the Advisor, a Portfolio may be subject to additional risks. On the following pages you will find a fund-by-fund summary of the investment policies and risks associated with an investment in the respective Portfolios, together with illustrations of their past performance and the expenses that you will bear as a shareholder of each Portfolio.

AN OVERVIEW OF EACH PORTFOLIO

Rochdale Large Growth Portfolio

Investment Goal	The Portfolio seeks long-term growth of capital.

Principal Investment Strategies	The Portfolio invests in equity securities of select large growth-style companies. Generally, the Portfolio will invest, under normal conditions, at least 80% of its net assets in large U.S. companies. As of March 31, 2006, the weighted average market capitalization of the Portfolio was $82.4 billion. Growth companies and industries are those expected to grow earnings and revenues faster than does the average company or industry. Within the large-cap growth universe, the Advisor assesses multiple fundamental criteria to identify the most attractive companies for investment. The Advisor’s multi-factor approach is a methodology that ranks each industry and company according to specific fundamental factors. The Advisor then invests in the top-ranked companies within the top-ranked industries with a view to providing investors with the returns and risks associated with broadly diversified exposure to the large-cap growth asset class. Consistent with the Portfolio’s investment goal, the Portfolio seeks incremental outperformance relative to the broad large-cap growth market over the long term.

Principal Risks	As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. The principal risks that could adversely affect the value of your investment include:

•	The stock market goes down.
•	Interest rates rise, which can result in a decline in the equity market.
•	The market undervalues the stocks held by the Portfolio.
•	The stocks held by the Portfolio fail to grow their earnings.
•	Growth style companies lose value or move out of favor.

Who May Want to Invest	The Portfolio may be appropriate for investors who:
in this Portfolio
•	Seek large-cap growth exposure within an asset allocation strategy.
•	Desire a disciplined approach for the core of their portfolio.
•	Are pursuing a long-term investment goal.
•	Are willing to accept swings in the value of their fund greater than that of the broad market with the offsetting goal of potentially earning higher long-term returns.
•	Determine that a focus on growth style investing is preferred.
•	Are seeking diversified industry and sector exposure within the growth segment of the market.

The Portfolio may not be appropriate for investors who:

•	Have an investment holding period less than 3 to 5 years.
•	Need regular income.
•	Prefer to own small companies.
•	Cannot tolerate substantial principal fluctuation.

AN OVERVIEW OF EACH PORTFOLIO

Rochdale Large Value Portfolio

Investment Goal	The Portfolio seeks long-term growth of capital.

Principal Investment Strategies
The Portfolio invests in equity securities of select large value-style companies. Generally, the Portfolio will invest, under normal conditions, at least 80% of its net assets in large U.S. companies. As of March 31, 2006, the weighted average market capitalization of the Portfolio was $48.4 billion. Value companies and industries are characterized by relatively lower price-to-book and price-to-cash flow measures as well as higher dividend yield. Within the large-cap value universe, the Advisor assesses multiple fundamental criteria to identify the most attractive companies for investment. The Advisor’s multi-factor approach is a methodology that seeks to rank each industry and company according to specific fundamental factors. The Advisor then invests in the top-ranked companies within the top-ranked industries with a view to providing investors with the returns and risks associated with broadly diversified exposure to the large-cap value asset class. Consistent with the Portfolio’s investment goal, the Portfolio seeks incremental outperformance relative to the broad large-cap value market over the long term.

Principal Risks	As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. The principal risks that could adversely affect the value of your investment include:

•	The stock market goes down.
•	Interest rates rise, which can result in a decline in the equity market.
•	The market undervalues the stocks held by the Portfolio.
•	The stocks held by the Portfolio fail to grow their earnings.
•	Value style companies lose value or fall out of favor.

Who May Want to Invest	The Portfolio may be appropriate for investors who:
in this Portfolio
•	Seek large-cap value exposure within an asset allocation strategy.
•	Desire a disciplined approach for the core of their portfolio.
•	Are pursuing a long-term investment goal.
•	Are willing to accept swings in the value of their fund, greater than that of the broad market, with the offsetting goal of potentially earning higher long-term returns.
•	Determine that a focus on value style investing is preferred.
•	Are seeking diversified industry and sector exposure within the value segment of the market.

The Portfolio may not be appropriate for investors who:

•	Have an investment period of less than 3 to 5 years.
•	Need regular income.
•	Prefer to own small companies.
•	Cannot tolerate substantial principal fluctuation.

AN OVERVIEW OF EACH PORTFOLIO

Rochdale Mid/Small Growth Portfolio

Investment Goal	The Portfolio seeks long-term growth of capital.

Principal Investment Strategies
The Portfolio invests in equity securities of select small and medium-size growth-style companies. Generally, the Portfolio will invest, under normal conditions, at least 80% of its net assets in small and medium-size U.S. companies. As of March 31, 2006, the weighted average market capitalization of the Portfolio was $4.0 billion. Growth companies and industries are those expected to grow earnings and revenues faster than does the average company or industry. Within the mid- and small-cap growth universe, the Advisor assesses multiple fundamental criteria to identify the most attractive companies for investment. The Advisor’s multi-factor approach is a methodology that ranks each industry and company according to specific fundamental factors. The Advisor then invests in the top-ranked small and medium-size companies within the top-ranked industries with a view to providing investors with the returns and risks associated with broadly diversified exposure to the mid- and small-cap growth asset classes. Consistent with the Portfolio’s investment goal, the Portfolio seeks incremental outperformance relative to the broad mid- and small-cap growth market over the long term.

Principal Risks	As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. The principal risks that could adversely affect the value of your investment include:

•	The stock market goes down.
•	Interest rates rise, which can result in a decline in the equity market.
•	The market undervalues the stocks held by the Portfolio.
•	The stocks held by the Portfolio fail to grow their earnings.
•	The stocks held by the Portfolio exhibit characteristics of smaller companies, which are typically more volatile and less liquid than larger companies.
•	Growth style companies lose value or fall out of favor.

Who May Want to Invest	The Portfolio may be appropriate for investors who:
in this Portfolio
•	Seek small- and mid-cap growth exposure within an asset allocation strategy.
•	Are pursuing a long-term investment goal.
•	Are willing to accept swings in the value of their fund with the offsetting goal of potentially earning higher long-term returns
•	Determine that a focus on growth style investing is preferred
•	Are seeking diversified industry and sector exposure within the growth segment of the market.

The Portfolio may not be appropriate for investors who:

•	Have an investment holding period less than 3 to 5 years.
•	Need regular income.
•	Wish to have their equity allocation invested in large companies only.
•	Cannot tolerate substantial principal fluctuation.

AN OVERVIEW OF EACH PORTFOLIO

Rochdale Mid/Small Value Portfolio

Investment Goal	The Portfolio seeks long-term growth of capital.

Principal Investment Strategies
The Portfolio invests in equity securities of select small and medium-size value-style companies. Generally, the Portfolio will invest, under normal conditions, at least 80% of its net assets in small and medium-size U.S. companies. As of March 31, 2006, the weighted average market capitalization of the Portfolio was $3.2 billion. Value companies and industries are characterized by relatively lower price-to-book and price-to-cash flow measures as well as higher dividend yield. Within the mid- and small-cap value universe, the Advisor assesses multiple fundamental criteria to identify the most attractive companies for investment. The Advisor’s multi-factor approach is a methodology that ranks each company and industry according to specific fundamental factors. The Advisor then invests in the top-ranked small and medium-size companies within the top-ranked value industries with a view to providing investors with the risks and returns associated with broadly diversified exposure to the mid- and small-cap value asset classes. Consistent with the Portfolio’s investment goal, the Portfolio seeks incremental outperformance relative to the broad mid- and small-cap value market over the long term.

Principal Risks	As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. The principal risks that could adversely affect the value of your investment include:

•	The stock market goes down.
•	Interest rates rise, which can result in a decline in the equity market.
•	The market undervalues the stocks held by the Portfolio.
•	The stocks held by the Portfolio fail to grow their earnings.
•	The stocks held by the Portfolio exhibit characteristics of smaller companies, which are typically more volatile and less liquid than larger companies.
•	Value style companies lose value or move out of favor.

Who May Want to Invest	The Portfolio may be appropriate for investors who:
in this Portfolio
•	Seek small- and mid-cap value exposure within an asset allocation strategy.
•	Are pursuing a long-term investment goal.
•	Are willing to accept swings in the value of their fund, with the offsetting goal of potentially earning higher long-term returns.
•	Determine that a focus on value style investing is preferred.
•	Are seeking diversified industry and sector exposure within the value segment of the market.

The Portfolio may not be appropriate for investors who:

•	Have an investment holding period of less than 3 to 5 years.
•	Need regular income.
•	Wish to have their equity allocation invested in large companies only.
•	Cannot tolerate substantial principal fluctuation.

AN OVERVIEW OF EACH PORTFOLIO

Rochdale Atlas Portfolio

Investment Goal	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies
The Portfolio invests primarily in equity securities of foreign companies in both developed and emerging foreign markets. In selecting securities, the Advisor focuses first on country selection - identifying countries that appear attractively valued relative to other countries. The Advisor then chooses securities to represent each selected country’s broad market.

Principal Risks	As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. The principal risks that could adversely affect the value of your investment include:

•	The stock market goes down.
•	Interest rates rise, which can result in a decline in the equity market.
•	The market undervalues the stocks held by the Portfolio.
•	Adverse developments occur in foreign markets. These investments involve greater risk, including currency fluctuation.
•	The stocks held by the Portfolio exhibit characteristics of smaller companies, which are typically more volatile and less liquid than larger companies.
•
Countries selected for investment may experience political and/or economic instability. An emerging market country may be especially vulnerable to changes in political leadership and may experience serious economic downturns from which it is unable to recover.

•	Derivatives held by the Portfolio vary from the Advisor’s expectation of movements in securities, foreign exchange, and interest rate markets.

Who May Want to Invest	The Portfolio may be appropriate for investors who:
in this Portfolio
•	Desire an active approach for international exposure within an asset allocation strategy.
•	Seek a single fund to provide both developed and emerging foreign market exposure across major world regions.
•	Are pursuing a long-term investment goal.
•	Want to diversify their equity portfolio and enhance return potential by investing in foreign markets.
•	Are seeking access to world economic growth.
•	Are willing to accept swings in the value of their portfolio with the offsetting goal of earning higher long-term returns.

The Portfolio may not be appropriate for investors who:

•	Have an investment holding period of less than 3 to 5 years.
•	Need regular income.
•	Cannot tolerate substantial principal fluctuation.
•	Wish to have their equity allocation invested in domestic stocks only.
•	Do not want to invest in emerging markets.

AN OVERVIEW OF EACH PORTFOLIO

Rochdale Dividend & Income Portfolio

Investment Goal	The Portfolio seeks to provide significant income and, as a secondary focus, long-term capital appreciation.

Principal Investment Strategies
The Portfolio invests primarily in income-generating securities, including dividend-paying equity and fixed income securities. Generally, the Portfolio will invest at least 50% of its assets in dividend-paying equity securities. The Portfolio is not managed as a balanced fund. Equity investments consist primarily of domestic securities, but the Portfolio also may invest up to 25% of its total assets in dividend- and income-generating foreign securities, including those of emerging markets. The Portfolio may invest in both investment grade and non-investment grade securities, and investments may include both rated and unrated securities. No more than 15% of the Portfolio’s assets at cost may be invested in debt securities, convertible securities, or preferred stocks deemed below investment grade. The Advisor expects that the equity securities in which it invests will generate a higher yield and have lower price/earnings than similar funds over the long term, although there can be no assurance that the Portfolio will do so.

Principal Risks	As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. Risks that could adversely affect the value of your investment include:

•	The stock or bond market declines.
•	Interest or inflation rates rise or fall significantly.
•	The market undervalues the securities held by the Portfolio.
•	The stocks held by the Portfolio fail to grow their earnings.
•	The stocks held by the Portfolio exhibit characteristics of smaller companies, which are typically more volatile and less liquid than larger companies.
•	There is a significant change in legislation or policy affecting taxation on dividends.
•	The issuer of a security is unable to satisfy dividend, interest, or principal payments when anticipated.
•	The issuer of a security becomes bankrupt or otherwise insolvent.

Who May Want to Invest	The Portfolio may be appropriate for investors who:
in this Portfolio
•	Are pursuing a long-term investment goal.
•	Seek stability and/or current income through investment in equities and fixed income.

The Portfolio may not be appropriate for investors who:

•	Have an investment holding period of less than 3 to 5 years.
•	Do not wish to generate income as a component of total return.

AN OVERVIEW OF EACH PORTFOLIO

Rochdale Intermediate Fixed Income Portfolio

Investment Goal	The Portfolio seeks current income and, to the extent consistent with this goal, capital appreciation.

Principal Investment Strategies
The Portfolio purchases debt obligations of government and corporate issuers that provide an attractive rate of current income or provide for an attractive return based on the maturity, duration, and credit quality of the issuer relative to comparable issuers. The Portfolio will invest at least 80% of its assets in investment-grade fixed income securities as determined by major independent rating agencies. The Portfolio will purchase debt instruments with the intention of holding them to maturity and does not expect to meaningfully shift its holdings in anticipation of interest rate movements. Ordinarily, the Portfolio will seek to have an average portfolio maturity and duration between 1 and 10 years. One of the potential advantages of the intermediate term structure for the portfolio strategy will be to benefit from the generally higher rate of current income these debt obligations provide as compared to shorter maturity debt obligations.

Principal Risks	As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. The principal risks that could adversely affect the value of your investment include:

•	Interest rates rise and remain high for an extended period of time.
•	Interest rates fall and remain low for an extended period of time.
•	The issuer of a debt obligation is unable to satisfy its obligations of principal or interest payments when due.
•	An issuer becomes bankrupt or otherwise becomes insolvent.

Who May Want to Invest	The Portfolio may be appropriate for investors who:
in this Portfolio

•	Seek a disciplined approach for fixed income exposure within an asset allocation strategy.
•	Are seeking current income.
•	Determine that owning debt obligations of a variety of issuers may provide for a higher current income or return than would a U.S. Government-only portfolio.
•	Are seeking high-quality debt obligations from issuers across a broad representation of several industries and sectors.
•	Are willing to accept swings in their portfolio, greater than that of a fixed income portfolio with shorter maturities or higher quality.
•	Require greater stability than equity portfolios normally provide.

The Portfolio may not be appropriate for investors who:

•	Want to invest in a U.S. Government-only portfolio.
•	Want the high yield opportunities of investing in a fixed income portfolio with instruments that are of lesser quality.

AN OVERVIEW OF EACH PORTFOLIO

Rochdale Darwin Portfolio

Investment Goal	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies
The Portfolio is non-diversified and invests primarily in securities of companies in the health care sector. In managing the Portfolio, the Advisor seeks to capitalize on demographic trends affecting health care industries, including health care services, pharmaceuticals, medical equipment/devices, biotechnology, weight loss, fitness, and health foods. While the Portfolio invests in companies of any size, many of the investments are in small and medium-size companies (market capitalization of $10 billion or less). The Portfolio may hold significant amounts of assets in short positions. In addition, the Portfolio has the ability to hold substantial cash reserves as a temporary defensive investment position in the market.

Principal Risks	As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. The principal risks that could adversely affect the value of your investment include:

•	The stock market declines.
•	The stocks held by the Portfolio exhibit characteristics of smaller companies, which are typically more volatile and less liquid than larger companies.
•	This Portfolio is concentrated in a small number of positions, thus a change in value of any one security could affect the overall value of the Portfolio.
•	Government funding for health care is reduced.
•	Competition within the health care sector increases.
•	There is a significant change in legislation or policy affecting health care investments.
•	Companies or industries are subject to product liability or other litigation.
•	Products become obsolete due to new technology.
•	The health care sector falls out of favor with investors.
•	There are changes in health insurance reimbursement.
•	Securities sold short rise in value.

Who May Want to Invest	The Portfolio may be appropriate for investors who:
in this Portfolio
•	Are pursuing a long-term investment goal.
•	Are seeking sector exposure within the health care segment.
•	Are willing to accept swings in the value of their investment with the offsetting goal of potentially earning higher long-term returns.
•	Are seeking to take advantage of demographic trends, particularly those from which health care companies may benefit.
•	Are seeking exposure to a long/short alternative investment strategy.

The Portfolio may not be appropriate for investors who:

•	Have an investment holding period of less than 3 to 5 years.
•	Need regular income.
•	Wish to diversify throughout several sectors.
•	Seek to invest solely in conservative investments.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Portfolios. The bar charts show each Portfolio’s total return for annual periods through December 31, 2005. Under each bar chart is each Portfolio’s highest and lowest quarterly returns during the period shown in the bar chart. The tables on pages 13 through 14 show each Portfolio’s average return over time compared with broad-based market indices. The information shown assumes reinvestment of dividends and distributions. Figures shown do not reflect sales charges, which would lower returns.

Rochdale Large Growth Portfolio	Rochdale Large Value Portfolio

	Quarterly Return	Quarter Ended		Quarterly Return	Quarter Ended
Highest	13.64%	12/31/01	Highest	17.14%	6/30/03
Lowest	-16.11%	6/30/02	Lowest	-20.12%	9/30/02

Rochdale Mid/Small Growth Portfolio	Rochdale Mid/Small Value Portfolio

	Quarterly Return	Quarter Ended		Quarterly Return	Quarter Ended
Highest	20.00%	12/31/01	Highest	19.94%	6/30/03
Lowest	-19.87%	9/30/01	Lowest	-20.36%	9/30/02

Rochdale Atlas Portfolio	Rochdale Dividend & Income Portfolio*

	Quarterly Return	Quarter Ended		Quarterly Return	Quarter Ended
Highest	17.67%	6/30/03	Highest	21.25%	6/30/01
Lowest	-16.97%	9/30/02	Lowest	-23.63%	9/30/01

Rochdale Intermediate Fixed Income Portfolio	Rochdale Darwin Portfolio

	Quarterly Return	Quarter Ended		Quarterly Return	Quarter Ended
Highest	4.68%	3/31/01	Highest	4.88%	9/30/05
Lowest	-3.04%	6/30/04	Lowest	-1.67%	12/31/05

*Prior to June 27, 2003, the Dividend & Income Portfolio operated as the Rochdale Alpha Portfolio, with a different investment strategy.

The after-tax returns shown in the tables below are intended to illustrate the impact of assumed federal income taxes on an investment in the Portfolios. The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Portfolio shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Portfolio shares were sold at the end of the specified period. The after-tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2005, the highest ordinary income and short-term gain rate was 35% and the highest long-term gain rate was 15%. In certain cases, “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Portfolio shares and provides an assumed tax benefit that increases the return. Your actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Portfolio shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”). This past performance (before and after taxes) will not necessarily continue in the future. The comparative indices shown are not directly investable and do not reflect any deduction for fees, expenses, or taxes.

Average Annual Total Return as of December 31, 2005

	1 Year	5 Year	Since Inception(1)
Rochdale Large Growth Portfolio
Return Before Taxes(2)	-3.63%	-3.84%	-6.34%
Return After Taxes on Distributions(2)	-3.66%	-3.87%	-6.36%
Return After Taxes on Distributions and Sale of Fund Shares(2)	-2.33%	-3.23%	-5.25%
S&P 500/Citigroup Growth Index (3)	4.00%	-1.55%	-5.28%
Lipper Large-Cap Growth Index(4)	7.58%	-4.29%	-7.03%
______________
(1)	Commencement of investment operations: December 31, 1999.
(2)	Returns shown reflect maximum sales charge of 5.75%.
(3)
In December 2005, the Standard & Poor's ("S&P") 500/Barra Growth Index transitioned to the S&P 500/Citigroup Growth Index. The S&P 500/Citigroup Growth Index, together with the S&P 500 Citigroup/Value Index, contains the full market cap of the S&P 500, with some overlap. Constituents of the S&P 500/Citigroup Growth Index score higher on growth versus value factors, based on the S&P/Citigroup multi-factor methodology.

(4)
The Lipper Large-Cap Growth Index tracks the total return performance of the 30 largest funds in the Lipper Large-Cap Growth category. Lipper Large-Cap Growth consists of funds that invest in large companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indices. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth.

	1 Year	5 Year	Since Inception(1)

Rochdale Large Value Portfolio
Return Before Taxes(2)	2.73%	-0.16%	0.55%
Return After Taxes on Distributions(2)	2.60%	-0.29%	0.43%
Return After Taxes on Distributions and Sale of Fund Shares(2)	1.96%	-0.19%	0.42%
S&P 500/Citigroup Value Index(3)	5.82%	2.43%	3.11%
Lipper Large-Cap Value Index(4)	6.26%	2.27%	2.21%
______________
(1)	Commencement of investment operations: December 31, 1999.
(2)	Returns shown reflect maximum sales charge of 5.75%.
(3)
In December 2005, the S&P 500/Barra Value Index transitioned to the S&P 500/Citigroup Value Index. The S&P 500/Citigroup Value Index, together with the S&P 500/Citigroup Growth Index, contains the full market cap of the S&P 500, with some overlap. Constituents of the S&P 500/Citigroup Value Index score higher on value versus growth factors, based on the S&P/Citigroup multi-factor methodology.

(4)
The Lipper Large-Cap Value Index tracks the total return performance of the 30 largest funds in the Lipper Large-Cap Value category. Lipper Large-Cap Value consists of funds that invest in large companies that are considered undervalued relative to major stock indices based on price-to-earnings ratios, price-to-book ratios,or other factors.

	1 Year	5 Year	Since Inception(1)
Rochdale Mid/Small Growth Portfolio
Return Before Taxes(2)	3.03%	3.47%	5.80%
Return After Taxes on Distributions(2)	3.03%	3.43%	5.77%
Return After Taxes on Distributions and Sale of Fund Shares(2)	1.97%	2.95%	5.00%
S&P 1000/Citigroup Growth Index (3)	11.95%	7.99%	9.02%
Lipper Mid-Cap Growth Index(4)	9.58%	-0.91%	-3.62%
Lipper Small-Cap Growth Index(4)	5.34%	1.25%	-0.40%
_______________
(1)	Commencement of investment operations: December 31, 1999.
(2)	Returns shown reflect maximum sales charge of 5.75%.
(3)
In December 2005, the S&P 400/600 Barra Growth Indices transitioned to the S&P 1000/Citigroup Growth Index. The S&P 1000/Citigroup Growth Index, together with the S&P 1000/Citigroup Value Index, contains the full market cap of the S&P 1000, with some overlap. Constituents of the S&P 1000/Citigroup Growth Index score higher on growth versus value factors, based on the S&P/Citigroup multi-factor methodology.

(4)
Lipper indices track the total return performance of the 30 largest funds within the respective Lipper category. Lipper Mid-Cap Growth and Lipper Small-Cap Growth consist of funds that invest in mid-size and small companies, respectively, with long term earnings that are expected to grow significantly faster than the earnings of stocks in major indices. Funds normally have above-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth

	1 Year	5 Year	Since Inception(1)
Rochdale Mid/Small Value Portfolio
Return Before Taxes(2)	5.23%	9.56%	11.25%
Return After Taxes on Distributions(2)	4.30%	9.22%	10.91%
Return After Taxes on Distributions and Sale of Fund Shares(2)	4.65%	8.27%	9.81%
S&P 1000/Citigroup Value Index (3)	10.00%	10.41%	11.86%
Lipper Mid-Cap Value Index(4)	8.75%	10.49%	10.50%
Lipper Small-Cap Value Index(4)	7.45%	14.76%	15.07%
________________
(1)	Commencement of investment operations: December 31, 1999.
(2)	Returns shown reflect maximum sales charge of 5.75%.
(3)
In December 2005, the S&P 400/600 Barra Value Indices transitioned to the S&P 1000/Citigroup Value Index. The S&P 1000/Citigroup Value Index, together with the S&P 1000/Citigroup Growth Index, contains the full market cap of the S&P 1000, with some overlap. Constituents of the S&P 1000/Citigroup Value Index score higher on value versus growth factors, based on the S&P/Citigroup multi-factor methodology.

(4)
Lipper indices track the total return performance of the 30 largest funds within the respective Lipper category. Lipper Mid-Cap Value and Lipper Small-Cap Value consist of funds that invest in mid-size and small companies, respectively, that are considered undervalued relative to major stock indices based on price-to-earnings ratios, price-to-book ratios, or other factors.

	1 Year	5 Years	Since Inception (1)
Rochdale Atlas Portfolio
Return Before Taxes(2)	14.10%	6.79%	8.22%
Return After Taxes on Distributions(2)	14.62%	6.69%	7.93%
Return After Taxes on Distributions and Sale of Fund Shares(2)	9.94%	5.87%	7.05%
MSCI All Country World Index ex USA Index(3)	17.11%	6.66%	8.83%
Dow Jones World Index (ex US)(4)	17.11%	6.93%	9.76%
Lipper International Multi-Cap Core Fund Index(5)	13.76%	5.70%	9.93%
________________
(1)	Commencement of investment operations: October 2, 1998.
(2)	Returns shown reflect maximum sales charge of 5.75%.
(3)	The Morgan Stanley Capital International (MSCI) All Country World ex USA Index comprises approximately 1,900 securities listed on exchanges in 48 countries, excluding the United States.
(4)	The Dow Jones World Index ex US consists of approximately 3,800 securities listed on exchanges in 33 countries, excluding the United States.
(5)
The Lipper International Multi-Cap Core Fund Index tracks the total return performance of the 10 largest funds in the Lipper International Multi-Cap Core category. Lipper International Multi-Cap Core consists of funds that invest in securities of companies of various size outside of the U.S.

	1 Year	5 Years	Since Inception (2)
Rochdale Dividend & Income Portfolio(1)
Return Before Taxes(3)	-4.20%	-2.21%	0.77%
Return After Taxes on Distributions(3)	-4.89%	-2.48%	0.54%
Return After Taxes on Distributions and Sale of Fund Shares(3)	-2.11%	-1.90%	0.62%
Russell 3000 Value Index(4)	6.85%	5.86%	5.29%
Lipper Equity Income Index(5)	5.80%	3.57%	3.60%
________________
(1)	Prior to June 27, 2003, the Portfolio operated as the Rochdale Alpha Portfolio, with a mid- and small-cap investment strategy.
(2)	Commencement of investment operations: June 1, 1999.
(3)	Returns shown reflect maximum sales charge of 5.75%.
(4)
The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

(5)
Lipper Equity Income Index tracks the total return performance of the 30 largest funds in the Equity Income category.  Lipper Equity Income Index consists of funds that seek high current income and growth of income by investing in equities.

	1 Year	5 Years	Since Inception (1)
Rochdale Intermediate Fixed Income Portfolio
Return Before Taxes(2)	-3.73%	4.55%	5.00%
Return After Taxes on Distributions(2)	-5.03%	2.61%	3.10%
Return After Taxes on Distributions and Sale of Fund Shares(2)	-2.43%	2.75%	3.15%
Lehman Government/Credit Intermediate Index(3)	1.58%	5.50%	6.20%
Lipper Intermediate Investment Grade Index(4)	2.28%	5.67%	6.81%
________________
(1)	Commencement of investment operations: December 31, 1999.
(2)	Returns shown reflect maximum sales charge of 5.75%.
(3)
The Lehman Government/Credit Intermediate Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from 1 to 10 years, representing securities in the intermediate maturity range of the Lehman Government/Credit Index.

(4)
The Lipper Intermediate Investment Grade Index tracks the total return performance of the 30 largest funds in the Lipper Intermediate Investment Grade category. Lipper Intermediate Investment Grade consists of funds that invest in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

	1 Year	Since Inception (1)
Rochdale Darwin Portfolio
Return Before Taxes(2)	-3.68%	-4.36%
Return After Taxes on Distributions(2)	-3.68%	-4.36%
Return After Taxes on Distributions and Sale of Fund Shares(2)	-2.39%	-3.71%
S&P 1500 Index(3)	5.66%	5.50%
Lipper Health/Biotech Index(4)	11.48%	11.06%
________________
(1)	Commencement of investment operations: December 31, 2004.
(2)	Returns shown reflect maximum sales charge of 5.75%.
(3)	The S&P 1500 Index is a compilation of the S&P 500 large-cap, S&P 400 mid-cap and the S&P 600 small-cap indices and represents approximately 90% of the market cap of investable U.S. equities.
(4)
The Lipper Health/Biotech Index tracks the total return performance of the 30 largest funds in the Lipper Health/Biotech category. Lipper Health/Biotech consists of funds that invest in securities of companies in the healthcare sector.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio	Atlas Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Darwin Portfolio
Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum deferred sales charge (load)(1)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Redemption Fee (as a percentage of amount redeemed) (2)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee	0.50%	0.50%	0.50%	0.50%	1.00%	0.65%	0.40%	0.95%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.51%	0.43%	0.44%	0.42%	0.40%	0.38%	0.45%	2.28%

Total Annual Fund Operating Expenses	1.26%	1.18%	1.19%	1.17%	1.65%	1.28%	1.10%	3.48%

Fee Reduction/Waiver or Reimbursement (3)	-0.01%	0.00%	0.00%	0.00%	0.00%	0.07%	-0.20%	-2.02%

Net Expenses	1.25%	1.18%	1.19%	1.17%	1.65%	1.35%	0.90%	1.46	%(4)
____________________
(1)
The sales load on purchases of one million dollars or more will be waived and the dealer reallowance on these purchases will be paid by the Distributor. A redemption of shares purchased on a load waived basis will be subject to a contingent deferred sales charge (CDSC) of 1.00% if the redemption occurs twelve months or less following their purchase. The fee is payable to the Distributor and is intended to restore the charge the Distributor paid to the broker or dealer. The CDSC applies ONLY for shareholders who purchase $1 million or more and redeem within 12 months of purchase.

(2)
The redemption fee applies only to those shares that were held for 180 days or less and which were not subject to a sales charge at the time of purchase or to a CDSC at the time of redemption. The redemption fee is payable to the redeeming Portfolio and is intended to benefit the remaining shareholders by reducing the costs of short-term trading. Shareholders will never be charged both a CDSC and a redemption fee.

(3)
The Advisor has contractually agreed to reduce its fees and/or pay expenses for each Portfolio’s Total Annual Fund Operating Expenses (excluding interest and taxes) to 1.25%, 1.25%, 1.35%, 1.35%, 1.95%, 1.35%, 0.90%, and 1.45% for the Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Atlas, Dividend & Income, Intermediate Fixed Income and Darwin Portfolios, respectively. This contract has a one-year term, renewable annually. Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Portfolio if requested by the Advisor in subsequent fiscal years. The Advisor may request this reimbursement if the aggregate amount actually paid by the Portfolio toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed the applicable limitation on Portfolio expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments under certain circumstances and in accordance with the investment advisory agreement between the Trust and the Advisor. Please refer to the Section entitled “Investment Advisor - Portfolio Expenses” elsewhere in this prospectus for more details.

(4)	Includes 0.01% of interest expense.

Example

This Example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you paid the maximum sales charge, your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Portfolio’s operating expenses remain the same. This Example uses net expenses for the first year and total annual fund operating expenses for three, five, and ten years. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio	Atlas Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Darwin Portfolio

One Year	$695	$688	$689	$687	$733	$705	$662	$715
Three Years	$951	$928	$931	$925	$1,065	$964	$886	$1,405
Five Years	$1,226	$1,187	$1,192	$1,182	$1,420	$1,243	$1,128	$2,115
Ten Years	$2,009	$1,924	$1,935	$1,914	$2,417	$2,037	$1,821	$3,989

INVESTMENT GOALS AND PRINCIPAL INVESTMENT STRATEGIES

Rochdale Large Growth Portfolio

Investment Goal
The Rochdale Large Growth Portfolio seeks to provide long-term capital appreciation.

Investment Philosophy
Through investment in select large U.S. growth companies, the Portfolio seeks to realize attractive long-term performance relative to the broad large-cap growth market.

The Advisor classifies companies within the large-cap growth universe by company and industry. Growth companies and industries typically are less economically sensitive with regard to their revenues and earnings and their constituent companies and industries are expected to grow earnings and revenues at a faster rate than the average company or industry.

The Advisor’s multi-factor approach is a methodology that ranks each company and industry according to specific fundamental factors. By investing methodically and consistently in companies and industries highly ranked by the Advisor, the Portfolio seeks to outperform a fund that owns all companies regardless of their level of attractiveness. The Portfolio seeks to capture the benefits of lower turnover, style consistency, and reduced risk through broad diversification and managed variability relative to broad large-cap growth style active funds with a less disciplined approach.

Principal Investment Strategies
The Portfolio uses a proprietary methodology, focusing on a multiple factor selection process using fundamental and technical attributes, to select leading industries and companies within the growth segment of the large-cap universe.

Our company selection process ranks companies across several factors to identify those the Advisor considers to be the most attractive growth companies within the large-cap universe. These companies are screened further for their appropriateness in light of expected economic and market conditions. The highly ranked companies are then optimized to achieve what the Advisor believes is the appropriate economic sector diversification and managed variability in line with the characteristics of growth companies in the large-cap universe.

The Portfolio invests under normal conditions at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap growth. For example, as of March 31, 2006, the S&P 500 Index ranged in capitalization from $579 million to $372 billion. Because large-cap growth companies are defined by reference to an index, the market capitalization of companies in which the Portfolio may invest will vary with market conditions. Investments in common stock are emphasized, but the Portfolio may also buy other types of equity securities, including preferred stocks, convertible securities, or warrants. Although not a principal investment strategy, the Portfolio may at times also invest in foreign securities, including those of emerging markets, as well as sell securities short, use derivative instruments and related investment techniques to hedge equity exposure, for investment gain, or for other purposes considered appropriate by the Advisor to meet the Portfolio’s investment goal. While there is no express limitation on the Portfolio’s use of these securities, it is not anticipated that they will be used other than on a limited basis.

Please note that the Portfolio may not make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Portfolio's name without first providing the Portfolio's shareholders with at least 60 days' prior notice.

Under normal conditions, the Portfolio will stay fully invested in accordance with its investment strategy. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment goal.

The Advisor regularly monitors the fundamentals of each company and will sell a company whose fundamentals ranking, valuation, or other factors no longer meets our criteria. Under normal market conditions, portfolio turnover is not expected to exceed 50%. This should result in the realization and distribution to shareholders of lower capital gains. The Advisor takes into account the tax impact to shareholders when making buy and sell decisions.

Rochdale Large Value Portfolio

Investment Goal
The Rochdale Large Value Portfolio seeks to provide long-term capital appreciation.

Investment Philosophy
Through investment in select large U.S. companies within value industries, the Portfolio seeks to realize attractive long-term performance relative to the broad large-cap value market.

The Advisor classifies companies within the large-cap value universe by company and industry. Value companies and industries are characterized by their relatively lower price-to-book and price-to-sales measures as well as relatively higher dividend yields.

The Advisor’s multi-factor approach is a methodology that seeks to rank each company and industry according to specific fundamental factors. By investing methodically and consistently in companies and industries highly ranked by the Advisor, the Portfolio seeks to outperform a fund that owns all companies regardless of their level of attractiveness. The Portfolio seeks to capture the benefits of lower turnover, style consistency, and reduced risk through broad diversification and managed variability relative to large-cap value style active funds with a less disciplined approach.

Principal Investment Strategies
The Portfolio uses a proprietary methodology, focusing on a multiple factor selection process using fundamental and technical attributes, to select leading companies within the value segment of the large-cap universe.

Our company selection process ranks companies across several factors to identify what the Advisor considers to be the most attractive large value companies within the large-cap universe. These companies are screened further for their appropriateness in light of expected economic and market conditions. The highly ranked companies are then optimized to achieve the appropriate economic sector diversification and managed variability in line with the characteristics of value companies in the large-cap universe.

The Portfolio invests under normal conditions at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap value. For example, as of March 31, 2006, the S&P 500 Index ranged in capitalization from $579 million to $372 billion. Because large-cap growth companies are defined by reference to an index, the market capitalization of companies in which the Portfolio may invest will vary with market conditions. Investments in common stock are emphasized, but the Portfolio may also hold other types of equity securities, including preferred stocks, convertible securities, or warrants. Although not a principal investment strategy, the Portfolio may at times also invest in foreign securities, including those of emerging markets, as well as sell securities short, use derivative instruments and related investment techniques to hedge equity exposure, for investment gain, or for other purposes considered appropriate by the Advisor to meet the Portfolio’s investment goal. While there is no express limitation on the Portfolio’s use of these securities, it is not anticipated that they will be used other than on a limited basis.

Please note that the Portfolio may not make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Portfolio’s name without first providing the Portfolio’s shareholders with at least 60 days’ prior notice.

Under normal conditions, the Portfolio will stay fully invested in accordance with its investment strategy. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment goal.

The Advisor regularly monitors the fundamentals of each company and will sell a company whose fundamentals ranking, valuation, or other factors no longer meets our criteria. Under normal market conditions, portfolio turnover is not expected to exceed 50%. This should result in the realization and distribution to shareholders of lower capital gains. The Advisor takes into account the tax impact to shareholders when making buy and sell decisions.

Rochdale Mid/Small Growth Portfolio

Investment Goal
The Rochdale Mid/Small Growth Portfolio seeks to provide long-term capital appreciation.

Investment Philosophy
Through investment in select small and medium-size U.S. growth companies, the Portfolio seeks to realize attractive long-term performance relative to the broad mid- and small-cap growth market.

The Advisor classifies companies within the mid- and small-cap universe by company and industry. Growth companies and industries typically are less economically sensitive with regard to their revenues and earnings, and their constituent companies and industries are expected to grow earnings and revenues at a faster rate than the average company or industry.

The Advisor’s investment selection process utilizes a multi-factor fundamental selection process to rank all companies. Those companies ranked highly are selected for investment by the Portfolio. The Portfolio seeks to capture the benefits of lower turnover, style consistency, and reduced risk through broad diversification and managed variability relative to mid- and small-cap growth style active funds with a less disciplined approach.

Principal Investment Strategies
The Portfolio uses a proprietary methodology, focusing on a multiple factor selection process using fundamental and technical attributes, to select leading industries and companies within the growth segment of the mid- and small-cap universe.

The selection process identifies what the Advisor considers to be the most attractive small and medium-size companies from growth industries to capture the opportunities for outperformance relative to the mid- and small-cap growth universe. The leading companies are then subject to the process of portfolio optimization, a technique used to achieve what the Advisor believes is the appropriate economic sector diversification and managed variability in line with the characteristics of the growth segment of the mid- and small-cap universe.

The Portfolio invests under normal conditions at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap growth. For example, as of March 31, 2006, companies in the S&P 1000 Index ranged in capitalization from $39 million to $7.3 billion. Because small- and mid-cap growth companies are defined by reference to an index, the market capitalization of companies in which the Portfolio may invest will vary with market conditions. Investments in common stock are emphasized, but the Portfolio may also hold other types of equity securities, including preferred stocks, convertible securities, or warrants. Although not principal investment strategies, the Portfolio may at times also invest in foreign securities, including those of emerging markets, as well as sell securities short, use derivative instruments and related investment techniques to hedge equity exposure, for investment gain, or for other purposes considered appropriate by the Advisor to meet the Portfolio’s investment goal. While there is no express limitation on the Portfolio’s use of these securities it is not anticipated that they will be used other than on a limited basis.

Please note that the Portfolio may not make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Portfolio’s name without first providing the Portfolio’s shareholders with at least 60 days’ prior notice.

Under normal conditions, the Portfolio will stay fully invested in accordance with its investment strategy. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment goal.

The Advisor regularly monitors the fundamentals of each company and will replace a company whose fundamentals change materially with a more attractive company. Under normal market conditions, portfolio turnover is not expected to exceed 50%. This should result in the realization and distribution to shareholders of lower capital gains. The Advisor takes into account the tax impact to shareholders when making buy and sell decisions.

Rochdale Mid/Small Value Portfolio

Investment Goal
The Rochdale Mid/Small Value Portfolio seeks to provide long-term capital appreciation.

Investment Philosophy
Through investment in select small and medium-size U.S. value companies, the Portfolio seeks to realize attractive long-term performance relative to the broad mid- and small-cap value market.

The Advisor classifies companies within the mid- and small-cap universe by company and industry. Value companies and industries are characterized by their relatively lower price-to-book and price-to-sales measures as well as their relatively dividend yields.

The Advisor’s investment selection process utilizes a multi-factor fundamental selection process to rank all companies. Those companies ranked highly are selected for investment by the Portfolio. The Portfolio seeks to capture the benefits of lower turnover, style consistency, and reduced risk through broad diversification and managed variability relative to mid- and small-cap value style active funds with a less disciplined approach.

Principal Investment Strategies
The Portfolio uses a proprietary methodology, focusing on a multiple factor selection process using fundamental and technical attributes to select leading industries and companies within the value segment of the mid- and small-cap universe.

The selection process identifies what the Advisor considers to be the most attractive small and medium-size companies from value industries, to capture the opportunities for outperformance relative to the mid- and small-cap value universe. The leading companies are then subject to the process of portfolio optimization, a technique used to achieve what the Advisor believes is the appropriate economic sector diversification and managed variability in line with the characteristics of the value segment of the mid- and small-cap universe.

The Portfolio invests under normal conditions at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap value. For example, as of March 31, 2006, companies in the S&P 1000 Index ranged in capitalization from $39 million to $7.3 billion. Because small- and mid-cap growth companies are defined by reference to an index, the market capitalization of companies in which the Portfolio may invest will vary with market conditions. The companies selected for investment generally have characteristics similar to the mid- and small-cap value market as a whole. Investments in common stock are emphasized, but the Portfolio may also hold other types of equity securities, including preferred stocks, convertible securities, or warrants. Although not principal investment strategies, the Portfolio may at times also invest in foreign securities, including those of emerging markets, as well as sell securities short, use derivative instruments and related investment techniques to hedge equity exposure, for investment gain, or for other purposes considered appropriate by the Advisor to meet the Portfolio’s investment goal. While there is no express limitation on the Portfolio’s use of these securities, it is not anticipated that they will be used other than on a limited basis.

Please note that the Portfolio may not make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Portfolio’s name without first providing the Portfolio’s shareholders with at least 60 days’ prior notice.

Under normal conditions, the Portfolio will stay fully invested in accordance with its investment strategy. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment goal.

The Advisor regularly monitors the fundamentals of each company and will replace a company whose fundamentals change materially with a more attractive company. Under normal market conditions, portfolio turnover is not expected to exceed 50%. This should result in the realization and distribution to shareholders of lower capital gains. The Advisor takes into account the tax impact to shareholders when making buy and sell decisions.

Rochdale Atlas Portfolio

Investment Goal
The Rochdale Atlas Portfolio seeks long-term capital appreciation.

Investment Philosophy
Through investment in foreign companies of select developed and emerging foreign markets, the Portfolio attempts to achieve long-term performance in excess of broad world markets.

The Portfolio has a unique approach to investing internationally. The Advisor’s research focuses on country selection, which empirical studies demonstrate is the key to earning competitive international returns. The Portfolio invests in companies selected from only those foreign developed and emerging markets the Advisor identifies as most attractive, based on a multi-factor model of factors, including earnings growth, interest rates, and valuation. The Advisor believes that when this country and stock selection is correctly or accurately accomplished, such selectivity creates a greater potential for higher returns.

Principal Investment Strategies
The Advisor uses its proprietary country analysis methodology, analyzing each country’s aggregate macroeconomic, company fundamental, and market sentiment measures, to determine which foreign markets are likely to generate the highest returns. The foreign markets most worthy of investment have:

•	rising earnings expectations
•	lower valuation relative to growth
•	favorable interest rate environments
•	positive technical factors

Countries considered for investment must satisfy the Advisor’s criteria for political and economic stability, strength of financial systems, and credit quality. After identifying those countries worthy of investment, the Advisor uses a global equity optimization process to invest in companies across the industries driving economic growth in the selected countries. This sophisticated process is intended to enable the Advisor to develop a portfolio that captures substantially all of the combined top-ranked countries’ stock market movements with only a few companies per selected country. Each company must meet the Advisor’s standards for market and industry representation, financial condition, credit rating, and liquidity. A minimum of 40% is invested in developed markets.

The Portfolio invests, under normal conditions, primarily in equity securities of foreign-domiciled, publicly traded companies worldwide. Equity securities include common stocks, Depositary Receipts, warrants, convertible bonds, debentures, and convertible preferred stocks, as well as securities of exchange traded country funds.

Depending on the circumstances and opportunities that might arise, and given the volatile nature of foreign markets, the Portfolio may, on a limited basis, use futures, derivative instruments, or other securities as deemed appropriate by the Advisor in seeking to maximize the efficiency of its country selection process or hedge equity or currency exposure. Although not a principal investment strategy, the Portfolio may also sell securities short.

The Portfolio intends to be fully invested in accordance with its investment strategy. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment goal.

The Portfolio sells a holding if another company provides more suitable country representation or if a country is no longer an attractive investment. Portfolio turnover is expected to be less than 150%. A high portfolio turnover rate (100% or more) has the potential to result in the realization of higher short-term capital gains than would otherwise be the case. All such gains must be distributed to shareholders and are taxable at ordinary income rates, which may increase a shareholder’s tax liability, absent offsetting capital losses. A high portfolio turnover rate also leads to higher transaction costs, which may negatively affect a Portfolio’s performance. Active trading, however, can also be defensive and actually add to a Portfolio’s performance if, for example, a fully valued investment is sold before a price decline or in favor of an investment with better appreciation potential.

Rochdale Dividend & Income Portfolio

Investment Goal
The Portfolio seeks to provide significant income and, as a secondary focus, long-term capital appreciation.

Principal Investment Strategies
The Portfolio seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities. The Advisor determines the asset allocation of the Portfolio at any given time in light of its assessment of the relative attractiveness of dividend-paying stocks and other income-generating securities with respect to current economic conditions and investment opportunities. It is anticipated that the Portfolio will invest at least 50% of its assets in dividend-paying equity securities. The Portfolio is not managed as a balanced fund. The Portfolio does not have a duration strategy.

Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, and real estate investment trusts ("REITs").  Companies of any size may be considered for investment. In selecting equity securities, the Advisor will seek companies that pay above-average, stable dividend yields and have the ability to grow yields over time. The Portfolio may acquire non-income producing issues if, in the judgment of the Advisor, the company has the potential to pay dividends in the future. The equity securities included in the Portfolio tend to be value-oriented, with strong businesses, strong balance sheets, and good prospects for longer-term earnings growth. Equity investments will consist primarily of domestic securities, but the Portfolio also may invest up to 25% of its total assets in dividend- and income-generating foreign securities, including those of emerging markets. The Advisor expects that the Portfolio will generate a higher yield and have a lower aggregate price/earnings ratio than those of similar funds over the long term, although there can be no assurance that the Portfolio will do so.

Fixed income securities in which the Portfolio may invest include corporate debt obligations, debt obligations of the U.S. or municipal government and agencies, debt obligations of foreign governments or corporations including those in emerging markets, bank obligations, commercial paper, repurchase agreements, Eurodollar obligations, and high-yield obligations. Issues of any maturity may be considered for investment. In selecting fixed income securities for the Portfolio, the Advisor seeks securities with attractive rates of current income with consideration to the credit quality of the issuer and the maturity, duration, and other characteristics of the obligation. The Portfolio may invest in both investment grade and non-investment grade securities, and investments may include both rated and unrated securities. Investment-grade obligations generally are considered to be those rated BBB or better by S&P Ratings Group (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of equal quality. Securities rated BBB or Baa, the lowest tier of investment grade, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. No more than 15% of the Portfolio’s assets at cost may be invested in debt securities, convertible securities, or preferred stocks deemed below investment grade.

Although not a principal investment strategy, the Portfolio may at times sell securities short or use derivative instruments and related investment techniques to hedge exposure, for investment gain, or for other purposes considered appropriate by the Advisor to meet the Portfolio’s investment goal. Under appropriate circumstances, the Portfolio also may invest in other securities deemed to be income-generating, both publicly traded and non-public, including unit investment trusts, master limited partnerships, real estate partnerships, and participation interests. Investment in illiquid securities is limited to 15% of assets.

Once purchased, companies are monitored for changes in their fundamentals and in industry conditions. The Portfolio will continue to own a security as long as the dividend or interest yields satisfy the Portfolio’s objectives, the credit quality meets the Advisor’s fundamental criteria, valuation is attractive, and industry trends remain favorable.

Under normal conditions, the Portfolio seeks to be fully invested in accordance with its investment strategy. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment goal.

It is anticipated that Portfolio turnover will not exceed 150%. A high portfolio turnover rate (100% or more) has the potential to result in the realization of higher short-term capital gains than would otherwise be the case. All such gains must be distributed to shareholders and are taxable at ordinary income rates, which may increase a shareholder’s tax liability, absent offsetting capital losses. A high portfolio turnover rate also leads to higher transaction costs, which may negatively affect a fund’s performance. Active trading, however, can also be defensive and actually add to a fund’s performance if, for example, a fully valued investment is sold before a price decline or in favor of an investment with better appreciation potential.

Rochdale Intermediate Fixed Income Portfolio

Investment Goal
The Rochdale Intermediate Fixed Income Portfolio seeks current income and, to the extent consistent with this goal, capital appreciation.

Investment Philosophy
Through investment under normal conditions, of at least 80% of its net assets in investment-grade corporate debt obligations, debt obligations of the U.S. Government and its agencies, bank obligations, commercial paper, repurchase agreements and Eurodollar obligations, the Advisor seeks to earn current income and capital appreciation commensurate with that available from obligations with a duration of ten years or less. Please note that the Portfolio may not make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Portfolio’s name without first providing the Portfolio’s shareholders with at least 60 days’ prior notice.

One of the potential benefits of the intermediate term structure for the Portfolio will be to pursue the generally higher rates of current income as compared to that available from shorter maturity debt obligations. Also, during periods of falling interest rates, the Advisor believes that the Portfolio should perform well because of its investment-grade quality and the intermediate term maturity and duration of the debt obligations.

Principal Investment Strategies
The Portfolio will purchase obligations of issuers that provide an attractive rate of current income or provide for capital appreciation based on the maturity, duration, and credit quality of the issuer relative to comparable issuers. Under normal circumstances, the Portfolio primarily will hold corporate obligations, which are expected to earn a higher rate of income than those of the comparable obligations of the U.S. Government or its agencies.

Ordinarily, the Portfolio will invest at least 65% of its assets in investment grade fixed-income obligations. Investment-grade obligations generally are considered to be those rated BBB or better by S&P Ratings Group (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of equal quality. Securities rated BBB or Baa, the lowest tier of investment grade, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics.

Generally, the Portfolio will purchase securities with maturities between three years and ten years. However, depending on the circumstances the Portfolio may invest in obligations with a shorter or longer duration.

The Advisor may invest more than 5% of its assets in the obligations of the U.S. Government or its agencies or those of a corporate issuer, provided that the issuer has at least an investment grade of A or better.

The Advisor ordinarily will seek to have an average portfolio maturity and duration between 3 to 10 years. The Advisor will purchase debt instruments with the intention of holding them to maturity and does not expect to meaningfully shift the holdings in the Portfolio in anticipation of interest rate movements.

Rochdale Darwin Portfolio

Investment Goal
The Rochdale Darwin Portfolio seeks to provide long-term capital appreciation within the health care sector.

Investment Philosophy
Through investment in select companies within the health care sector, the Portfolio seeks to realize attractive long-term performance relative to the broad market.

Charles Darwin, the acclaimed pioneer naturalist, observed during a trip to the Galapagos Islands in 1831 that the species that showed the best “fit” to their environment and could adapt to changes in their environment were the ones that survived over time. The Advisor believes that the best health care investments will be companies that are able to survive and thrive due to their ability to, not only offer the highest quality health care products and services, but also adapt to both changes in the world’s health care needs and changes in technology.

Similar to Darwin, the Advisor closely observes companies within the health care industry to identify demographic trends that the Advisor believes can be exploited for shareholder gain. Trends that the Advisor believes are central to the future of health care investing include: the aging of baby boomers, increasingly poor fitness as indicated by sky-rocketing obesity, and developments in cosmetic surgery. The Advisor believes that these areas provide fertile ground for new products and services that are emerging due to the rapid advances in medical science.

Principal Investment Strategies
The Advisor uses a fundamental bottom-up analysis to find high-quality health care companies with promising investment potential. The Advisor looks for the following investment characteristics: companies with established or new and innovative products or services, in growing and/or large markets, and supported by solid demographic trends. The Advisor’s investment strategy favors companies that discover and/or employ advances in medical technology that are critical to creating a sustainable competitive advantage in the marketplace. On the contrary, the Advisor will use this same analysis to determine companies that the Portfolio will sell short.

The Portfolio is non-diversified and invests primarily in securities of companies that are in the health care sector. Health care industries considered for investment include: health care services, pharmaceuticals, medical equipment/devices, biotechnology, weight loss, fitness, and health foods. The Advisor plans to invest in companies that receive a substantial portion of their sales from health care related products or services. While the Portfolio will invest in companies of any size, many of the investments will be in small and medium-size companies (market capitalization of $10 billion or less). The Portfolio primarily follows a growth strategy, but it also gives a large consideration to valuation. Therefore, it also includes stocks that are considered value investments as long as the risk-adjusted return profile is competitive. Most of the investments will be long U.S. common stocks, but the Portfolio may also sell securities short, in keeping with the Portfolio’s objectives. The Portfolio may sell securities short up to 33 1/3% of the value of its net assets. The Portfolio’s custodian will segregate liquid assets to cover the short position. The Statement of Additional Information has more information on the segregation of securities.

Under normal conditions, the Portfolio will stay fully invested in accordance with its investment strategy. However, the Portfolio may depart temporarily from its principal investment strategy by making short-term investments in cash equivalents up to 100% of the Portfolio in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment goal.

The Advisor continuously monitors the fundamentals and business performance of each company and will replace a company whose fundamentals change materially with a more attractive company. Under normal market conditions, portfolio turnover is not expected to exceed 200%. A high portfolio turnover rate (100% or more) has the potential to result in the realization of higher short-term capital gains than would otherwise be the case. All such gains must be distributed to shareholders and are taxable at ordinary income rates, which may increase a shareholder’s tax liability, absent offsetting capital losses. A high portfolio turnover rate also leads to higher transaction costs, which may negatively affect a fund’s performance. Active trading, however, can also be defensive and actually add to a fund’s performance if, for example, a fully valued investment is sold before a price decline or in favor of an investment with better appreciation potential.

PRINCIPAL RISKS OF INVESTING IN THE  PORTFOLIOS

The principal risks of investing in the Portfolios that may adversely affect a Portfolio’s net asset value or total return are discussed above in “An Overview of Each Portfolio.” These risks are discussed in more detail below.
Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole.

Small and Medium-Size Company Risk. Although each of the Portfolios may invest in the securities of small and medium-size companies, Rochdale Mid/Small Growth and Value Portfolios, Rochdale Dividend & Income Portfolio, and Rochdale Darwin Portfolio will concentrate their investments in these types of securities. Investing in securities of small- and mid-capitalization companies involves greater risk than investing in larger companies, because smaller companies can be subject to more abrupt or erratic share price changes than can larger companies. Smaller companies typically have more limited product lines, markets, or financial resources than larger companies, and their management may be dependent on a limited number of key individuals. Small companies may have limited market liquidity, and their prices may be more volatile. These risks are greater when investing in the securities of newer small companies. As a result, small company stocks, and therefore a Portfolio, may fluctuate significantly more in value than will larger company stocks and mutual funds that focus on them.

Foreign Securities Risk. Although each of the Portfolios may invest in foreign securities, the Rochdale Atlas Portfolio will focus its investments in the securities of foreign companies. The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. Some of these risks include: (1) unfavorable changes in currency exchange rates, (2) economic and political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis. Purchasing securities in developing or emerging markets entails additional risks to investing in other foreign countries. These include less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment. The Advisor seeks to minimize these risks by investing only in markets that meet the Advisor’s criteria for political and economical stability, strength of financial systems and credit quality.

Concentration and Health Care Sector Risk. Although each of the Portfolios may invest in the health care sector, the Darwin Portfolio will concentrate its investments in the health care sector. The value of the Portfolio’s shares may be more volatile than funds that do not similarly concentrate their investments. Because companies in the health care industry are subject to substantial government regulation, any changes in these regulations could adversely affect companies in this sector. For example, changes in Medicare and Medicaid reimbursement, the implementation of a universal coverage system, price controls, and drug reimportation could all reduce health care companies’ profit potential. The comparative rapidity of product development and technological advancement in many areas of this sector may be reflected in greater volatility of the stocks of companies operating in this sector.

Non-Diversification. The Darwin Portfolio is non-diversified which means that the Portfolio may invest a greater percentage of its assets in a particular issuer and hold a limited number of securities compared to a diversified mutual fund. The change in value of any one security could affect the overall value of the Portfolio more than it would the value of a diversified fund. Additionally, investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Short Sales Risk. The Darwin Portfolio will incur a loss as a result of a short sale if the price of the security (sold short) increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. When a short sale security is illiquid, a replacement for the borrowed security can be difficult to find and may have an elevated price. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Portfolio may be required to pay in connection with a short sale.

Leverage Risk. To the extent that the Darwin Portfolio borrows money to leverage, the risk is that the cost of borrowing money to leverage exceeds the returns for the securities purchased or that the securities purchased may actually go down in value. In this case, the Portfolio’s net asset value could decrease more quickly than if it had not borrowed.

Investments in Other Investment Companies. The Portfolios are permitted to invest in shares of other investment companies, including open-end investment companies or “mutual funds” and closed-end investment companies. The Portfolios will bear a pro-rata portion of the operating expenses of any such company.

Among the kinds of investment companies in which each Portfolio may invest are exchange-traded funds, such as the iShares Trust and iShares, Inc. (“iShares”). Such exchange-traded funds or “ETFs” are designed to replicate the performance of a stock market index or a group of indices in a particular country or region and may provide an efficient means of achieving diversifying the Portfolio’s holdings in the designated geographic sector. As noted above, the Portfolio will bear a pro-rata share of the operating expenses of ETFs, including their advisory fees. Additionally, and as is the case in acquiring most securities in which the Portfolios may invest, a Portfolio will incur brokerage commissions and related charges in connection with the purchase or sale of shares issued by an ETF.

Investments in ETFs are subject to Market Risk and Liquidity Risk (both described elsewhere in the Prospectus) as well as Tracking Risk, which is the risk that an exchange-traded fund will not be able to replicate the performance of the index it tracks exactly. The total return generated by the underlying securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other exchange-traded fund expenses, while such expenses are not included in the calculation of the total return of the indices. Additionally, certain securities comprising the indices tracked by the exchange-traded funds may, from time-to-time, be temporarily unavailable.

Investments in investment companies, including ETFs, are normally limited by applicable provisions of the Investment Company Act to 5% of the Portfolio’s total assets (which may represent no more than 3% of the securities of such other investment company). Additionally, each Portfolio’s aggregate investment in all investment companies is normally limited to 10% of total assets. The Portfolios may, however, invest in shares of ETFs that are issued by iShares in excess of these statutory limits in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

Interest and Credit Risk. The Rochdale Dividend & Income Portfolio may invest, and the Intermediate Fixed Income Portfolio will focus its investments in fixed income securities. A fundamental risk to the income component of the Portfolio’s investments is that the value of fixed income securities will fall if interest rates rise. Generally, the value of a fixed income fund will decrease when interest rates rise. Under these circumstances, the Portfolio’s NAV may also decrease. Also, fixed income securities with longer maturities generally entail greater risk than those with shorter maturities. In addition to interest rate risk, changes in the creditworthiness of an issuer of fixed income securities and the market’s perception of that issuer’s ability to repay principal and interest when due can also affect the value of fixed income securities held by the Portfolio. The value of securities that are considered below investment grade, sometimes known as junk bonds, may be more volatile than the value of fixed income securities that carry ratings higher than “BB.” For example, the market price of junk bonds may be more susceptible to real or perceived economic, interest rate or market changes, political changes or adverse developments specific to the issuer. It is not expected that the Portfolio will hold more than 25% of its assets in fixed-income securities rated below investment grade.

Derivatives Risk. The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices they are designed to hedge or to closely track.

Specific risks associated with the use of derivatives include:

Credit and Counterparty Risk. If the issuer of, or the counterparty to, the derivative does not make timely principal, interest or other payment when due, or otherwise fulfill its obligations, a Portfolio could lose money on its investment. A Portfolio is exposed to credit risk, especially when it uses over-the-counter derivatives (such as swap contracts) or it engages to a significant extent in the lending of Portfolio securities or use of repurchase agreements.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that a Portfolio may be prevented from selling particular securities at the price at which a Portfolio values them.

Management Risk. The Advisor may fail to use derivatives effectively. For example, the Advisor may choose to hedge or not to hedge at inopportune times. This will adversely affect the Portfolios’ performance.

PORTFOLIO HOLDINGS INFORMATION

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ securities is available in the Portfolios’ Statement of Additional Information (“SAI”), and in the quarterly holdings report on Form N-Q. The SAI and Form N-Q are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The SAI also is available by contacting the Portfolios c/o U.S. Bancorp Fund Services, LLC, at 1-866-209-1967.

INVESTMENT ADVISOR

Rochdale Investment Management is the investment advisor to the Portfolios. The Advisor is located at 570 Lexington Avenue, New York, New York, 10022-6837. The Advisor currently manages assets of approximately $1.9 billion for individual and institutional investors. The Advisor provides advice on buying and selling securities and also furnishes the Portfolios with office space and certain administrative services and provides most of the personnel needed by the Portfolios. For its services, the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of the Portfolios at the following annual rates:

Large Growth, Large Value, Mid/Small Growth, and Mid/Small Value Portfolios	0.50%
Atlas Portfolio	1.00%
Dividend & Income Portfolio	0.65%
Intermediate Fixed Income Portfolio	0.40%
Darwin Portfolio	0.95%

As a result of the Operating Expenses Limitation Agreement the Advisor has with the Portfolios, the Advisor was effectively paid as follows for the fiscal year ended December 31, 2005:

Large Growth Portfolio	0.50%
Large Value Portfolio	0.50%
Mid/Small Growth Portfolio	0.50%
Mid/Small Value Portfolio	0.50%
Atlas Portfolio	1.00%
Dividend & Income Portfolio	0.72%
Intermediate Fixed Income Portfolio	0.21%
Darwin Portfolio	-1.06%

The Advisor waived all of its fees for the Darwin Portfolio and absorbed some of the Portfolio’s other expenses. The Operating Expenses Limitation Agreement continues from year to year, subject to annual approval by both the Advisor and the Board of Trustees. It may be terminated upon 60 days written notice by the Board of Trustees, but once renewed with respect to an annual period, may not be terminated by the Advisor without the Board of Trustees’ consent.

Portfolio Managers
Mr. Carl Acebes and Mr. Garrett R. D’Alessandro are responsible for the day-to-day management of each of the Portfolios. Mr. Acebes has been the Advisor’s Chairman and Chief Investment Officer since its founding in 1986. Mr. D’Alessandro is the Advisor’s President, Chief Executive Officer, and Director of Research, and he holds the Chartered Financial Analyst designation. Mr. D’Alessandro joined the Advisor in 1986.

Along with Mr. Acebes and Mr. D’Alessandro, Mr. David J. Abella is responsible for the day-to-day management of the Dividend & Income Portfolio. Mr. Abella is a Senior Equity Analyst with the Advisor and he holds the Chartered Financial Analyst designation. Mr. Abella joined the Advisor in 1996.

Along with Mr. Acebes and Mr. D’Alessandro, Ms. Audrey H. Kaplan is responsible for the day-to-day management of the Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Atlas Portfolios. Ms. Kaplan has served as Senior Vice President - Quantitative Research since joining the Advisor in 2004. Her previous experience includes Quantitative Analyst Consultant - Hedge Fund Expansion Strategy with BlueCrest Capital Management from December 2002 to December 2003, Vice President - European Quantitative Strategist with Merrill Lynch International from August 2000 to December 2002, and Project Manager - Global Emerging Markets Research with Robert Fleming & Co., Ltd from February 1998 to December 1999.

Along with Mr. Acebes and Mr. D’Alessandro, Ms. J.C. Davies is responsible for the day-to-day management of the Darwin Portfolio. Ms. Davies is an Equity Analyst-Health Care with the Advisor and holds the Chartered Financial Analyst designation, and has been associated with the Advisor since 2002. Previously, Ms. Davies was a sell-side analyst for two years with ING Baring and Goldman Sachs, where she focused on the medical technology sector. She also spent three years as a health care finance consultant with Ernst & Young and Deloitte & Touche, where she worked on managed care contracting, feasibility studies for bond offerings, and forecast financials for hospital mergers.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Portfolios.

Portfolio Expenses
Each Portfolio is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Portfolios to ensure that each Portfolio’s aggregate total annual fund operating expenses (excluding interest and tax expenses) will not exceed 1.25%, 1.25%, 1.35%, 1.35%, 1.95%, 1.35%, 0.90% and 1.45% for the Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Atlas, Dividend & Income, Intermediate Fixed Income, and Darwin Portfolios, respectively. Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Portfolio if requested by the Advisor in subsequent fiscal years. The Advisor may request this reimbursement if the aggregate amount actually paid by a Portfolio toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed the applicable limitation on portfolio expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. The Trustees will review any such reimbursement. Each Portfolio must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

SHAREHOLDER INFORMATION

How to Buy Shares
The minimum initial purchase of each Portfolio is $1,000. You may add to your investment at any time with investments of at least $100. Your financial intermediary, including Rochdale Investment Management, may impose total account minimums in excess of the individual Portfolio minimum. The minimum investment requirements may be waived from time to time at the Advisor’s discretion.

Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular	$1,000	$100*	$250
Retirement Account	$500	$100	$250
Automatic Investment Account	$1,000	$25	$250
* This includes purchases by telephone.

Shares of the Portfolios may be purchased through certain financial intermediaries. In some cases, the Portfolios may choose to sell shares directly. Contact your financial representative for instructions on how you may purchase shares of the Portfolios. The Trust’s transfer agent will not accept payment in cash or money orders. The Portfolios also do not accept cashier’s checks in amounts less than $10,000. Also, to prevent check fraud, the Trust’s transfer agent will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Portfolios as a result.

In compliance with the USA PATRIOT Act of 2001, please note that the Portfolios’ transfer agent will verify certain information on your account application in accordance with the Trust’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Portfolios’ transfer agent at 1-866-209-1967 if you need additional assistance when completing your application.

Additionally, shares of the Portfolios have not been registered for sale outside of the United States.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Portfolios may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Public Offering Price. Shares of each of the Portfolios of the Trust are offered at their net asset value per share (“NAV”) plus the applicable sales charge. The sales charge varies depending on how much you invest; charges are set forth in the table below. There are no sales charges on reinvested distributions.

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Investment	Dealer Reallowance(1)
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	5.00%	5.26%	4.25%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.25%	3.36%	2.50%
$500,000 but less than $1,000,000	2.25%	2.30%	1.50%
$1 million or more(2)	0.00%	0.00%	1.00%

(1)
Dealers who have entered into selected dealer agreements with the Distributor receive a percentage of the initial sales charge on sales of shares of the Portfolios. The Distributor retains the balance of the sales charge paid by investors. The dealer’s reallowance may be changed from time to time, and the Distributor may from time to time offer incentive compensation to dealers who sell shares of the Portoflios.

(2)
The sales load on purchases of one million dollars or more will be waived and the dealer reallowance on these purchases will be paid by the Distributor. A redemption of shares purchased on a load waived basis will be subject to a contingent deferred sales charge (CDSC) of 1.00% if the redemption occurs twelve months or less following their purchase. The fee is payable to the Distributor and is intended to restore the charge the Distributor paid to the broker or dealer.

Rights of Combination. As shown in the table above, purchases of shares of the Portfolios by a “single investor” may be eligible for sales charge reductions. A “single investor” is defined as a single individual or entity; members of a family unit comprising husband, wife, and minor children; or a trustee or their fiduciary purchasing for a single fiduciary account. Certain employee benefit and retirement benefit plans may also be considered as “single investors” if certain uniform criteria are met. If you purchase shares of more than one Portfolio, the appropriate sales charge is calculated on the combined value of your purchase. Please refer to the Statement of Additional Information.

Rights of Accumulation. You may qualify for a “volume discount” on purchases of shares of the Portfolios if the total amount being invested in shares of the Portfolios, in the aggregate, reaches levels indicated in the sales charge schedule above. Under this “Right of Accumulation,” you may combine your new purchases of shares with shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current net asset value of the all other shares you own. For example, if you already own shares in the Trust’s Atlas Portfolio, with a combined aggregate net asset value of $450,000, the sales charge on an additional purchase of $60,000 shares of the Intermediate Fixed Income Portfolio would be 2.25% on that purchase, because you had accumulated more than $500,000 total in the Trust as a whole.

Letter of Intent. By signing a Letter of Intent ("LOI") you can reduce your sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Rochdale Investment Trust. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish an LOI with Rochdale Investment Trust you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Exempt Share Purchases. Investors (i) who were shareholders of any of the Portfolios as of June 26, 2003, and are adding to their investment in the Trust; (ii) who purchase shares of any Portfolio on the advice of an investment consultant to whom the investor has paid a fee relating to such advice; or (iii) who acquire shares of any Portfolio through an investment account with the Advisor or a brokerage account with an affiliate of the Advisor; or (iv) who acquired their shares in a 401(k) or other retirement program administered by a third party and which invest in the Portfolios through an omnibus account will not be subject to a sales charge. Purchases of shares of any of the Portfolios by investors who are officers, directors, trustees or employees of the Advisor or the Trust, any of the Advisor’s affiliates, any selected dealer, or any member of the immediate family of the foregoing (including shares purchased as part of any such individual’s contribution to a qualified retirement plan including 401(k) plans) are not subject to any sales charge. Similarly exempt are shares acquired via exchange from other mutual funds (whether or not managed by the Advisor) as a result of a merger or reorganization or by an employee trust, pension, profit sharing, or other employee benefit plan. Sales charges also may be waived for any investor buying shares with the proceeds of shares sold in the prior 12 months from a mutual fund (whether or not managed by the Advisor) on which an initial sales charge was paid.

Retirement Plans
The Portfolios generally are available in Individual Retirement Account (“IRA”) and Roth IRA plans offered by your financial representative. You may obtain information about opening an IRA account by contacting your financial representative. If you wish to open another type of retirement plan, please contact your financial representative.

Automatic Investment Plan
Once you open your account, you may make subsequent investments into the Portfolios through an Automatic Investment Plan (“AIP”). You can have money automatically transferred from your checking or savings account on a weekly, bi-weekly, monthly, bi-monthly or quarterly basis. To be eligible for this plan, your bank must be a domestic institution that is an Automated Clearing House (“ACH”) member. The Transfer Agent is unable to debit mutual fund or pass through accounts. The Trust may modify or terminate the AIP at any time without notice. The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request. You may modify or terminate your participation in the AIP by contacting the Transfer Agent five days prior to the effective date. If your bank rejects your payment for any reason, the Transfer Agent will charge a $25 fee to your account. Please contact the Transfer Agent at 1-866-209-1967 for more information about the Portfolios’ AIP.

Telephone Purchases
Investors may purchase additional shares of the Portfolios by calling 1-866-209-1967. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be a minimum of $100. Shares will be purchased in your account at the net asset value on the day of your purchase order.

How to Exchange Shares
You may exchange your Portfolio shares for shares of any other Portfolio offered by this Prospectus on any day the Portfolios and the New York Stock Exchange (“NYSE”) are open for business. Requests to exchange shares are processed at the NAV next calculated after receipt of your request in proper form and without the application of any sales charge. The Portfolios generally choose not to charge the 2.00% redemption fee for exchanges among the Portfolios, however, your financial institution may not have a mechanism for waiving this fee. Please check with your financial advisor to determine if you will be able to exchange your shares without the 2.00% redemption fee. An exchange is treated as a sale of shares and may result in a gain or loss for income tax purposes. You may exchange your shares by contacting your financial representative. Additionally, you may exchange your shares either by mail or by contacting the Transfer Agent at 1-866-209-1967 from 9:00 am to 8:00 pm Eastern time.

How to Sell Shares
You may sell (redeem) your Portfolio shares on any day the Portfolios and the NYSE are open for business through your financial representative. The Portfolios are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Portfolios’ investment program and create additional transaction costs that are borne by all shareholders. Accordingly, you may pay a 2.00% redemption fee if you are redeeming shares that you purchased in the past 180 days. This fee is paid to the Portfolios. The Portfolios impose a redemption fee in order to reduce the transaction costs and tax effects of a short-term investment in the Portfolios. The redemption fee may not be charged in certain situations, including exchanges among the Portfolios, transactions within a qualified plan, or conversion to a Rochdale separately managed account.

The Portfolios will not impose this redemption fee to omnibus accounts due to the inequities that this would impose on individual shareholders. In addition, the Portfolios will not impose this redemption fee on accounts subject to any waiver. Instead, the Portfolios expect the broker, retirement plan, or financial intermediary will impose such fees. Both the Portfolios’ Adviser and Transfer Agent will use their best efforts to ensure omnibus accounts are assessing any applicable redemption fee.

Payment of your redemption proceeds will be made promptly, but not later than seven days after receipt of your written request in proper form. If you request a redemption in writing, your request must have a signature guarantee attached if the amount to be redeemed exceeds $50,000. Other documentation may be required for certain types of accounts.

Each Portfolio may redeem the shares in your account if the value of your account is less than $250 as a result of redemptions or exchanges you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified in writing that the value of your account is less than $250 before the Portfolio makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $250 before the Portfolio takes any action. The Portfolios have the right to pay redemption proceeds in whole or in part by a distribution of securities from its Portfolio. It is not expected that the Portfolios would do so except in unusual circumstances.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to a different address than that registered on the account;
•	If the proceeds are to be made payable to someone other than the account’s owner(s);
•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
•	If a change of address request has been received by the Transfer Agent within the last 15 days;
•	For all redemptions in excess of $50,000 from any shareholder account; or
•	When adding or changing automated bank information and when adding the telephone redemption option to an existing account.

The sale of shares may result in a gain or loss for income tax purposes.

Telephone Redemption and Exchange
Proceeds redeemed by telephone will sent only to an investor’s address or bank of record as shown on the records of the Transfer Agent. You may have your redemption proceeds sent by check to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network, to your pre-designated bank account. Sale proceeds may be wired to your commercial bank in the United States; however a $15 fee will be applied. The receiving bank may charge a fee for this service. There is no charge for proceeds sent via ACH and credit to your bank account will typically will be available in 2 -3 business days.

In order to arrange for telephone redemptions after an account has been opened or to change bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account with the signatures guaranteed.

Systematic Withdrawal Plan
If you own shares of a Portfolio with a value of $1,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payment in amounts of not less than $25 per payment. To participate in the Systematic Withdrawal Plan, complete the appropriate section of the New Account Application, or call 1-866-209-1967. You may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payees’ address, by notifying U.S. Bancorp Fund Services, LLC, five days prior to the effective date. This service may not be provided for Service Agent clients who are provided similar services by those organizations. Note that this plan may deplete your investment and affect your income or yield. You should not make systematic withdrawals if you plan to continue investing in a Portfolio due to sales charges and tax liabilities.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Frequent Trading or Market Timing
The Trust has imposed a 2% redemption fee with respect to redemption orders for shares of any Portfolio purchased within the previous six months. This policy is designed to deter short-term trading that can, as noted above under the heading “How to Sell Shares,” disrupt a Portfolio’s investment program and create additional transaction costs that are borne by all shareholders. Additionally, the Trust has adopted policies and procedures that, together with procedures followed by the Trust’s transfer agent and principal underwriter, as designed to monitor and detect abusive short term trading practices. Redemption fees will not be applied to redemptions that are part of a Systematic Withdrawal Program or redemptions of less than 5% of the shareholder’s total investment after seven days from purchase.

It should be noted that the ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries may be limited because the Trust does not generally have access to the underlying shareholder account information. The Trust seeks, however, to work with financial intermediaries to discourage abusive short term trading practices and, where practicable, to impose restrictions on such trading. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients.

PRICING OF PORTFOLIO SHARES

The price of each Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”) and is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day (“Business Day”) that the NYSE is open. Each Portfolio’s NAV per share is determined by calculating the total value of the Portfolio’s assets, subtracting its liabilities and dividing by the number of shares outstanding.

NAV per share =	total assets - liabilities number of shares outstanding

The NAV for each of the Portfolios is determined in accordance with procedures (“Pricing Procedures”) established by the Board of Trustees. Under the Pricing Procedures, securities for which market quotations are readily available are priced at their market value. Under the Pricing Procedures, the market value of each Portfolio’s investments is generally based on readily available market quotations for each security held.

Market values are generally determined as follows: readily marketable fund securities listed on a national securities exchange or National Association of Securities Dealers Automated Quotation (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Fixed income securities traded on a recognized national securities exchange or on the NASDAQ are valued each Business Day at the last reported sale price that day; if there are no sales on a given day, the security will be valued at the closing bid price. Fixed income securities that are readily marketable and are traded only in OTC markets but not on NASDAQ are valued at the closing or current bid price.

When reliable market quotations are not readily available for any security, applicable law requires that the “fair value" of that security will be determined in good faith by the Board of Trustees. The Pricing Procedures include specific methodologies pursuant to which “fair value” is to be determined in such circumstances. Responsibility for implementing these board-approved methodologies on a day-to-day basis is vested in a committee (“Pricing Committee”) which reports directly to the Board of Trustees. Members of the Pricing Committee are appointed by the Board of Trustees and include the Trust’s Chief Compliance Officer. Fair value pricing may be employed, for example, if the value of a security held by a Portfolio has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid. When this fair value pricing method is employed, the prices of securities used in the daily computation of a Portfolio’s NAV per share may differ from quoted or published prices for the same securities. Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available. Consequently, changes in the fair valuation of Portfolio securities may be less frequent and of greater magnitude than changes in the price of Portfolio securities valued based on market quotations. The fair valuation methodologies adopted by the Board are designed to value the subject security at the price the Portfolio would reasonably expect to receive upon its current sale. The Board will regularly evaluate whether their pricing methodologies continue to be appropriate in light of the specific circumstances of the Trust and the quality of prices obtained through their application by the Pricing Committee.

DIVIDENDS AND DISTRIBUTIONS

All Portfolios, except for the Dividend & Income Portfolio and the Intermediate Fixed Income Portfolio, will distribute dividends and capital gains, if any, annually, usually on or about December 20. The Dividend & Income Portfolio and Intermediate Fixed Income Portfolio will distribute dividends quarterly and capital gains, if any, annually.

If you elect to receive dividends and/or distributions in cash, you will receive your dividend and/or distribution in the form of a check. If the U.S. Postal Service returns the check as undeliverable, or if a check remains outstanding for six months, the Trust reserves the right to reinvest the distribution check in your account, at the Portfolios’ current NAV, and to reinvest all subsequent distributions.

TAX CONSEQUENCES

As with any investment, your investment in a Portfolio could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from each Portfolio are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each Portfolio’s distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each Portfolio’s distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). As a result of recent federal tax legislation, qualifying distributions occurring after December 31, 2002, paid out of the Portfolios’ investment company taxable income, may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income. If the qualifying dividend income received by the Portfolio is equal to 95% (or a greater percentage) of the Portfolio’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by a Portfolio will be qualifying dividend income. The Portfolio will advise you of the tax status of distributions shortly after the close of each calendar year.

If you buy shares when a Portfolio has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a Portfolio will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in a Portfolio generally is the difference between the cost of your shares and the price you receive when you sell them.

If you sell or exchange your Portfolio shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

DISTRIBUTION AGREEMENTS

The Portfolios have adopted a plan of distribution (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, each of the Portfolios may pay fees of up to 0.25% of each Portfolio’s average daily net assets in connection with the sale and distribution of their shares and/or for services provided to their shareholders. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Fees paid pursuant to the Plan are taken into account when computing the amounts that the Advisor is obligated to reimburse the respective Portfolios pursuant to the Operating Expenses Limitation Agreement currently in effect for each of the Portfolios.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Portfolios’ performance for the periods shown. Certain information reflects financial results for a single Portfolio share. “Total return” shows how much your investment in a Portfolio would have increased or decreased during that period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker LLP, Independent Certified Public Accountants. Their report and the Portfolios’ financial statements are included in the Portfolios’ 2005 Annual Report, which is available upon request.

	Large Growth Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$17.40	$16.46	$13.38	$17.91	$20.53

Income from investment operations:
Net investment income (loss)	0.03	0.09	0.02	-0.01	-0.03
Net realized and unrealized gain (loss) on investments	0.36	0.92	3.08	-4.53	-2.60
Total from investment operations	0.39	1.01	3.10	-4.54	-2.63

Less distributions:
From net investment income	-0.03	-0.08	-0.02	-	-
From net realized gains	-	-	-	-	-
Return of capital	-	-	-0.01	-	-
Total distributions	-0.03	-0.08	-0.03	-	-

Paid in capital from redemption fees	- (1)	0.01	0.01	0.01	0.01

Net asset value, end of period	$17.76	$17.40	$16.46	$13.38	$17.91

Total Return	2.24%	6.22%	23.21%	-25.29%	-12.76%

Ratios/supplemental data:
Net assets, end of period (millions)	$23.7	$20.6	$19.0	$13.2	$10.8

Portfolio turnover rate	11.97%	36.04%	38.72%	32.18%	45.16%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.26%	1.30%	1.28%	1.23%	1.63%
After fees waived and expenses absorbed/recouped	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	0.17%	0.50%	0.09%	-0.04%	-0.60%
After fees waived and expenses absorbed/recouped	0.18%	0.55%	0.12%	-0.06%	-0.22%
(1) Less than $0.01 per share.

	Large Value Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$24.57	$21.78	$17.27	$22.56	$25.99

Income from investment operations:
Net investment income (loss)	0.21	0.16	0.15	0.12	0.07
Net realized and unrealized gain (loss) on investments	2.00	2.73	4.51	-5.33	-3.44
Total from investment operations	2.21	2.89	4.66	-5.21	-3.37

Less distributions:
From net investment income	-0.23	-0.11	-0.15	-0.10	-0.07
From net realized gains	-	-	-	-	-
Return of capital	-	-	-0.02	-	-
Total distributions	-0.23	-0.11	-0.17	-0.10	-0.07

Paid in capital from redemption fees	- (1)	0.01	0.02	0.02	0.01

Net asset value, end of period	$26.55	$24.57	$21.78	$17.27	$22.56

Total Return	9.01%	13.32%	27.10%	-22.97%	-12.91%

Ratios/supplemental data:
Net assets, end of period (millions)	$29.5	$25.0	$22.5	$14.7	$9.6

Portfolio turnover rate	24.48%	86.66%	62.52%	35.75%	40.60%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.18%	1.25%	1.22%	1.22%	1.78%
After fees waived and expenses absorbed/recouped	1.18%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	0.91%	0.69%	0.88%	0.77%	-0.01%
After fees waived and expenses absorbed/recouped	0.91%	0.69%	0.85%	0.74%	0.52%
(1) Less than $0.01 per share.

	Mid/Small Growth Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$33.89	$29.16	$21.76	$27.41	$29.58

Income from investment operations:
Net investment loss	-0.14	-0.20	-0.18	-0.18	-0.14
Net realized and unrealized gain (loss) on investments	3.30	4.92	7.56	-5.49	-1.92
Total from investment operations	3.16	4.72	7.38	-5.67	-2.06

Less distributions:
From net investment income	-	-	-	-	-
From net realized gains	-	-	-	-	-0.11
Total distributions	-	-	-	-	-0.11

Paid in capital from redemption fees	- (1)	0.01	0.02	0.02	-

Net asset value, end of year	$37.05	$33.89	$29.16	$21.76	$27.41

Total Return	9.32%	16.22%	34.01%	-20.61%	-6.94%

Ratios/supplemental data:
Net assets, end of period (millions)	$33.0	$24.9	$20.5	$13.2	$7.9

Portfolio turnover rate	9.67%	61.53%	51.19%	38.26%	47.27%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.19%	1.29%	1.27%	1.27%	2.08%
After fees waived and expenses absorbed/recouped	1.19%	1.35%	1.35%	1.35%	1.35%

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed/recouped	-0.44%	-0.62%	-0.67%	-0.79%	-1.57%
After fees waived and expenses absorbed/recouped	-0.44%	-0.68%	-0.75%	-0.87%	-0.84%
(1) Less than $0.01 per share.

	Mid/Small Value Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$43.29	$36.70	$26.79	$31.36	$29.86

Income from investment operations:
Net investment income (loss)	-0.08	-0.02	0.04	0.01	0.06
Net realized and unrealized gain (loss) on investments	4.98	7.74	9.86	-4.47	1.50
Total from investment operations	5.06	7.72	9.90	-4.46	1.56

Less distributions:
From net investment income	-0.08	-0.04	-0.01	-	-0.06
From net realized gains	-2.78	-1.10	-	-0.14	-0.01
Total distributions	-2.86	-1.14	-0.01	-0.14	-0.07

Paid in capital from redemption fees	0.01	0.01	0.02	0.03	0.01

Net asset value, end of period	$45.50	$43.29	$36.70	$26.79	$31.36

Total Return	11.64%	21.10%	37.02%	-14.12%	5.27%

Ratios/supplemental data:
Net assets, end of period (millions)	$35.8	$26.7	$21.9	$13.6	$7.0

Portfolio turnover rate	26.75%	79.62%	50.86%	40.06%	51.74%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.17%	1.29%	1.29%	1.25%	2.23%
After fees waived and expenses absorbed/recouped	1.17%	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	0.20%	-0.04%	0.21%	0.14%	-0.60%
After fees waived and expenses absorbed/recouped	0.20%	0.02%	0.15%	0.04%	0.28%

	Atlas Portfolio
	Year	Year	Year	Year	4/1/01		Year
	Ended	Ended	Ended	Ended	Through		Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01(1)		3/31/01

Net asset value, beginning of period	$36.32	$29.77	$21.74	$24.37	$26.06		$37.83

Income from investment operations:
Net investment income (loss)	0.38	0.05	0.19	0.20	0.36		0.22
Net realized and unrealized gain (loss) on investments	7.27	6.75	8.01	-2.63	-1.98		-11.89
Total from investment operations	7.65	6.80	8.20	-2.43	-1.62		-11.67

Less distributions:
From net investment income	-0.28	-0.25	-0.17	-0.21	-0.12		-0.10
From net realized gain	-	-	-	-	-		-
Return of capital	-	-	-	-	-		-
Total distributions	-0.28	-0.25	-0.17	-0.21	-0.12		-0.10

Paid in capital from redemption fees	- (4)	-	-	0.01	0.05		-

Net asset value, end of period	$43.69	$36.32	$29.77	$21.74	$24.37		$26.06

Total Return	21.07%	22.96%	37.76%	-9.92%	-6.00%	(2)	-30.89%

Ratios/supplemental data:
Net assets, end of period (millions)	$135.1	$59.2	$37.5	$28.1	$41.0		$60.8

Portfolio turnover rate	38.97%	77.33%	54.68%	34.53%	42.12%	(2)	71.99%

Ratio of expenses to average net assets:

Before fees waived and expenses absorbed/recouped	1.65%	1.73%	1.54%	1.64%	1.46%	(3)	1.32%
After fees waived and expenses absorbed/recouped	1.65%	1.73%	1.54%	1.64%	1.46%	(3)	1.37%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	1.15%	0.20%	0.91%	0.54%	0.82%	(3)	0.69%
After fees waived and expenses absorbed/recouped	1.15%	0.20%	0.91%	0.54%	0.82%	(3)	0.74%
____________
(1) In 2001, the Portfolio changed its fiscal year-end from March 31 to December 31.
(2) Not Annualized.
(3) Annualized.
(4) Less than $0.01 per share.

	Dividend & Income Portfolio
	Year	Year	Year	Year	4/1/01		Year
	Ended	Ended	Ended	Ended	Through		Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01(1)		3/31/01

Net asset value, beginning of period	$26.20	$23.48	$18.00	$26.19	$23.77		$30.40

Income from investment operations:
Net investment (loss)	0.88	0.78	0.22	-0.29	-0.29		-0.45
Net realized and unrealized gain (loss) on investments	-0.46	2.84	5.37	-7.92	2.75		-6.15
Total from investment operations	0.42	3.62	5.59	-8.21	2.46		-6.60

Less distributions:
From net investment income	-0.88	-0.87	-0.12	-	-		-
From net realized gains	-	-	-	-	-0.06		-0.06
Return of capital	-0.15	-1.04	-	-	-		-
Total distributions	-1.03	-0.91	-0.12	-	-0.06		-0.06

Paid in capital from redemption fees	0.01	0.01	0.01	0.02	0.02		0.03

Net asset value, end of period	$25.60	$26.20	$23.48	$18.00	$26.19		$23.77

Total Return	1.65%	15.79%	31.15%	-31.27%	10.42%	(2)	-21.66%

Ratios/supplemental data:
Net assets, end of period (millions)	$37.7	$26.2	$10.8	$4.6	$10.0		$9.8

Portfolio turnover rate	2.34%	0.96%	111.78% (3)	28.89%	52.46%	(2)	95.97%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.28%	1.42%	2.54%	2.24%	1.98%	(4)	1.96%
After fees waived and expenses absorbed	1.35%	1.35%	1.60%	1.85%	1.85%	(4)	1.85%

Ratio of net investment (loss) to average net assets:
Before fees waived and expenses absorbed	3.53%	3.54%	0.82%	-1.37%	-1.51%	(4)	-1.77%
After fees waived and expenses absorbed	3.46%	3.61%	1.76%	-0.98%	-1.39%	(4)	-1.66%
_____________
(1)	In 2001, the Portfolio changed its fiscal year-end from March 31 to December 31.
(2)	Not Annualized.
(3)	Prior to June 27, 2003, the Dividend & Income Portfolio operated as the Rochdale Alpha Portfolio, with a different objective and strategy, and as such experienced higher than normal turnover in 2003.
(4)	Annualized.

	Intermediate Fixed Income Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$26.61	$26.82	$27.92	$26.81	$25.77

Income from investment operations:
Net investment income (loss)	1.05	1.14	1.37	1.35	1.49
Net realized and unrealized gain (loss) on investments	-0.50	-0.23	-0.18	1.08	1.00
Total from investment operations	0.55	0.91	1.19	2.43	2.49

Less distributions:
From net investment income	-1.03	-1.13	-1.37	-1.34	-1.42
From net realized gains	-	-	-0.82	-	-0.03
Return of capital	-	-	-0.14	-	-
Total distributions	-1.03	-1.13	-2.33	-1.34	-1.45

Paid in capital from redemption fees	0.01	0.01	0.04	0.02	-

Net asset value, end of period	$26.14	$26.61	$26.82	$27.92	$26.81

Total Return	2.13%	3.47%	4.42%	9.37%	9.80%

Ratios/supplemental data:
Net assets, end of period (millions)	$28.8	$22.5	$29.4	$36.0	$14.3
Portfolio turnover rate	26.06%	38.50%	123.50%	46.93%	20.89%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.10%	1.14%	0.89%	0.88%	1.35%
After fees waived and expenses absorbed	0.90%	0.90%	0.88%	0.70%	0.54%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	3.82%	3.87%	4.63%	4.98%	5.04%
After fees waived and expenses absorbed	4.02%	4.11%	4.64%	5.16%	5.85%

	Darwin Portfolio
	Year	12/31/04(1)
	Ended	Through
	12/31/05	12/31/04

Net asset value, beginning of period	$24.83	$25.00

Income from investment operations:
Net investment income (loss)	-0.21	-	(2)
Net realized and unrealized gain (loss) on investments	0.75	-0.17
Total from investment operations	0.54	-0.17

Less distributions:
From net investment income	-	-
From net realized gains	-	-
Return of capital	-	-
Total distributions	-	-

Paid in capital from redemption fees	- (2)	-

Net asset value, end of period	$25.37	$24.83

Total Return	2.17%	-0.68%	(3)

Ratios/supplemental data:
Net assets, end of period (millions)	$7.0	$1.0

Portfolio turnover rate	151.74%	-

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.48%	12.94%	(4)
After fees waived and expenses absorbed	1.46% (5)	1.45%	(4)

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	-3.33%	-12.94%	(4)
After fees waived and expenses absorbed	-1.31%	-1.45%	(4)
___________________
(1) Inception of Portfolio.
(2) Less than $0.01 per share.
(3) Not annualized.
(4) Annualized.
(5) Includes interest expense of 0.01% of average net assets.

PRIVACY NOTICE

The Portfolios may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Portfolios through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Investment Advisor
Rochdale Investment Management LLC
570 Lexington Avenue
New York, New York 10022-6837
1-800-245-9888
www.rochdale.com
—
Distributor
RIM Securities LLC
570 Lexington Avenue
New York, New York 10022-6837
1-800-245-9888
—
Custodian
U.S. Bank, N.A.
P.O. Box 1118
Cincinnati, Ohio 45201-1118
1-800-485-8510
—
Transfer and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-209-1967
—
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Rochdale Investment Trust
570 Lexington Avenue
New York, New York 10022-6837
1-800-245-9888
www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the Statement of Additional Information ("SAI"), Annual Report or Semi-Annual Report, free of charge, by calling the Portfolios at 1-800-245-9888 or visiting our Web site at www.rochdale.com. In the Portfolios’ Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal year. The SAI provides detailed information about the Portfolios and is incorporated into this Prospectus by reference.

You can review and copy information about the Portfolios, including the Portfolios’ reports and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 or (202)551-8090. You may also send email to the Commission requesting information at publicinfo@sec.gov. You can obtain the same information free of charge from the Commission’s Internet site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC Investment Company Act file number is 811-08685)